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BOND/TAX FREE
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Scudder Massachusetts
Tax Free Fund

Fund #012



Semiannual Report
September 30, 1999




The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      25   Notes to Financial Statements

                      28   Officers and Trustees

                      29   Investment Products and Services

                      31   Scudder Solutions

Scudder Massachusetts Tax Free Fund

--------------------------------------------------------------------------------
ticker symbol SCMAX                                              fund number 012
--------------------------------------------------------------------------------

Date of             o    For its most recent semiannual period ended September
Inception:               30, 1999, Scudder Massachusetts Tax Free Fund posted
5/28/87                  a total return of -2.12%, higher than the -3.52%
                         average return of 51 similar funds tracked by Lipper
                         Analytical Services.^1

Total Net           o    The fund retained its #1 ranking for total return over
Assets as of             the ten-year period ended September 30, 1999 as rated
9/30/99:                 by Lipper. Please see page 9 for additional information
$408 million             on the fund's rankings.

                    o Scudder Massachusetts Tax Free Fund received a four-star Morningstar Rating(TM), reflecting "above average" risk-adjusted performance through September 30, 1999.^2

--------------------------------------------------------------------------------
30-Day Yield on September 30, 1999
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


      Scudder                   Taxable Yield
   Massachusetts               Needed to Equal
   Tax Free Fund               the Fund's Yield

       4.51%                         7.94%
--------------------------------------------------------------------------------

^1 Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.

^2 For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received four stars for three-year performance, five stars for five-year performance, and four stars for 10-year performance, and was rated among 1611, 1241, and 375 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance is no guarantee of future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Recent months have witnessed a nearly continuous rise in Treasury and municipal bond rates across all maturity levels. A year ago, financial markets were in the grip of a "flight to quality": Nervous investors poured their assets into Treasury bonds to escape financial uncertainty in Asia, Latin America, and Russia, driving 30-year Treasury bond rates below 5% for the first time in recent memory. Following the U.S. Federal Reserve's three interest rates cuts during the last quarter of 1998, however, the Fed, and some investors, worried that too much liquidity may have been injected into the financial system, and that inflation might once again pose a threat. Thus, investors, and the Fed, have combined to gradually push rates up this year.

Despite a difficult environment for bonds, municipal bonds have held up well compared to other high-quality fixed-income securities. Municipals have benefited from significantly lower supply (20% less than 12 months ago) and the relative attractiveness of municipal yields compared with Treasuries. And though it posted a negative return of -2.12% for the six months ended September 30, 1999, Scudder Massachusetts Tax Free Fund outperformed most of its peers during that time, ranking 2nd out of 51 similar funds for total return as tracked by Lipper Analytical Services. The fund also retained its #1 ranking for total return over a ten-year period. For more information about the fund's market environment, strategy, and outlook, please read the Portfolio Management Discussion that begins on page 9.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder Massachusetts Tax Free Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Massachusetts Tax Free Fund's team in this capacity, and look forward to serving your interests.

If you have any questions regarding Scudder Massachusetts Tax Free Fund or any other Scudder fund, please call 1-800-SCUDDER (1-800-728-3337). Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President
Scudder Massachusetts Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

          Scudder Massachusetts     Lehman Brothers
             Tax Free Fund       Municipal Bond Index*

'89              10000                 10000
'90              10473                 10681
'91              11871                 12089
'92              13306                 13355
'93              15370                 15056
'94              14854                 14688
'95              16506                 16332
'96              17533                 17317
'97              19002                 18883
'98              20605                 20528
'99              20307                 20384

           Yearly periods ended September 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 9/30/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund
--------------------------------------------------------------------------------
1 year                        $  9,855               -1.45%              -1.45%
--------------------------------------------------------------------------------
5 year                        $ 13,671               36.71%               6.45%
--------------------------------------------------------------------------------
10 year                       $ 20,307              103.07%               7.34%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,930               -0.70%              -0.70%
--------------------------------------------------------------------------------
5 year                        $ 13,878               38.78%               6.77%
--------------------------------------------------------------------------------
10 year                       $ 20,384              103.84%               7.38%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not temporarily capped expenses, the average annual total return for the Fund for the five year, and the ten year periods would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX TOTAL RETURN (%)

                1990  1991   1992   1993   1994   1995  1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)       4.73 13.35  12.09  15.51  -3.36  11.12  6.22   8.38   8.44  -1.45
------------------------------------------------------------------------------------
Index Total
Return (%)       6.80 13.19  10.45  12.74  -2.44  11.18  6.04   9.04   8.72   -.70
------------------------------------------------------------------------------------
Net Asset
Value ($)       12.03 12.74  13.28  14.24  12.95  13.63 13.75  14.17  14.64  13.71
------------------------------------------------------------------------------------
Income
Dividends ($)     .82   .82    .83    .84    .78    .72   .71    .70    .70    .68
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)               .02   .04    .12    .18    .04     --    --     --     --    .05
------------------------------------------------------------------------------------

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Hospital/Health             16%                      The fund invests in a
General Obligations         15%                         broad selection of
Higher Education            11%                    Massachusetts municipal
Water/Sewer Revenue         10%                                     bonds.
Housing Finance Authority    8%
Other General Obligation/
  Lease                      8%
Electric Utility Revenue     6%
Toll Revenue/Transportation  5%
Pollution Control/Industrial
  Development                3%
Miscellaneous Municipal     18%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA                         45%                         Overall portfolio
AA                          23%                     quality remains high,
A                           17%                     with 85% of portfolio
BBB                         11%                     securities rated A or
Not Rated                    4%                    better as of September
------------------------------------                                  30.
                           100%
------------------------------------
Weighted average quality: AA


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             2%                   In an environment of
1-5 years                   22%                 rising interest rates,
5-10 years                  31%                    our strategy was to
10-15 years                 33%                     maintain a shorter
15 years or greater         12%                     effective maturity
------------------------------------            compared to most other
                           100%                Massachusetts municipal
------------------------------------                       bond funds.
Weighted average effective
maturity: 9.3 years




For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 1999

Dear Shareholders,

During a difficult period for most fixed-income securities, Scudder Massachusetts Tax Free Fund posted a negative return but displayed strong competitive performance. The fund's total return for its most recent semiannual period ended September 30, 1999, was -2.12%, outpacing the -3.52% average return of 51 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of September 30 was 4.51%, equivalent to a 7.94% taxable yield for Massachusetts investors subject to the 43.19% combined federal and state income tax rate.

The fund's total returns over one-, three-, five-, and ten-year periods placed it in the top 15% of similar Massachusetts tax-free funds, and the fund ranks number one in total return compared with its peers for the ten-year period ended September 30, 1999. Please see the table below for additional information concerning the fund's returns.

Massachusetts Update

Massachusetts is still experiencing financial strength and economic growth, although growth has been more subdued in 1999 compared with recent years. Job creation is strong in the Commonwealth, and unemployment is at its lowest level since 1989. Two events negatively affected


--------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund:
Top-Tier Performance

(Average annual returns for periods ended September 30, 1999)
--------------------------------------------------------------------------------

                    Scudder
                 Massachusetts
                 Tax Free Fund       Lipper                  Number of    Percentile
Period               Return         Average     Rank       Funds Tracked     Rank
-------------------------------------------------------------------------------------
1 Year               -1.46%          -2.86%      5    of        51         Top 9%
3 Years               5.00%           4.31%      6    of        45         Top 14%
5 Years               6.45%           5.79%      4    of        35         Top 12%
10 Years              7.33%           6.69%      1    of        15         Top 7%
-------------------------------------------------------------------------------------

Past performance does not guarantee future results.

the Commonwealth's balance sheet during its 1999 fiscal year, however. The first was a $400 million transfer out of the Massachusetts General Fund to retire debt. The second was a six-month delay in the passage of an unearned income tax cut. The delay meant that eighteen months of tax cuts had to be consolidated into twelve months of the 1999 fiscal year. Since both events were one-time occurrences and generally reflective of the Commonwealth's strong financial position, we do not believe they are worrisome signs.

In the last twelve months, the Commonwealth has added nearly 43,000 jobs, primarily in the services sector. Strong employment growth has boosted the Commonwealth's wealth levels: In 1998, personal income was up 4% over the prior year. Although debt issuance is likely to be substantial in the near future, we believe the resulting debt burden will be manageable given high wealth levels and scheduled debt retirement. The largest focus of Massachusetts' capital budget is the Central Artery project, which is being financed by various sources. We will continue to monitor the financial impact of this $11.7 billion project.

A Cautious Strategy

During the fund's most recent semiannual period, fixed income investors reacted negatively to news of tightening U.S. labor markets, the worldwide economic revival, a weakening dollar, and economic statistics that some worried could presage a revival of inflation. Yields on 10-year Treasury bonds rose just over one half of a percentage point and their prices declined 4.6% over the six-month period, while municipal bond yields rose nearly the same amount as Treasury yields, and their prices declined 4.5%. Over the period, the fund's average effective maturity rose slightly, from 8.2 years to 9.3 years.

During the six-month period, we maintained three key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Third, our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount) helped the fund by avoiding "market discount," a provision that subjects municipal bonds sold at a discount to taxation.

Overall portfolio quality remains high, with over 80% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts tax-exempt issues, including hospital/ health, general obligation, and water and sewer bonds.

Outlook

Because some worry that excess financial liquidity, high-flying consumer spending, and worker shortages could spell renewed inflation, the Federal Reserve, with the help of many bond market participants, is striving to cool the burgeoning U.S. economy. The Fed has raised interest rates twice in recent months, and warned of further increases in the near future. Meanwhile, market rates, such as those for mortgages and corporate bonds, have risen even faster than the Fed funds rate. Such rate increases, along with a volatile stock market, could slow the U.S. economy in 2000.

In a slightly weaker economy, municipal bonds should look attractive. Though they would be negatively affected by further interest rate increases in the short run, municipals should continue to benefit from steady demand from institutional purchasers. Three other factors favor municipal bonds: First, municipals currently yield more than 80% of Treasuries with similar maturity. Second, strong state and city finances across the country have boosted the creditworthiness of tax-exempt bonds, and third, the reduced supply of municipal bonds lends important support to their prices. We believe Scudder Massachusetts Tax Free Fund remains an attractive investment option for investors seeking a high level of income free from federal and Massachusetts income taxes.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                               /s/Rebecca L. Wilson
Philip G. Condon                                  Rebecca L. Wilson

Glossary of Investment Terms
--------------------------------------------------------------------------------

          Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

       General A municipal bond backed by the "full faith and credit" Obligation (including the taxing and further borrowing power) of the
          Bond city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

     Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

     Net Asset The price per share of a mutual fund based on the sum of the Value (NAV) market value of all the securities owned by the fund divided by the number of outstanding shares.

       Taxable The level of yield a fully taxable instrument would have to Equivalent provide to equal that of a tax-free municipal bond on an
         Yield  after-tax basis.

    30-Day SEC  The standard yield reference for bond funds, based on a
         Yield formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

  Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                            as of September 30, 1999 (Unaudited)
------------------------------------------------------------------------------------
                                                             Principal      Market
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.6%
------------------------------------------------------------------------------------

 Massachusetts
 Massachusetts Health & Educational Facilities Authority:
    Series B, Daily Demand Note, 3.85%, 7/1/2005 (b)* .....   2,000,000   2,000,000
    Series C, Daily Demand Note, 3.85%, 7/1/2005 (b)* .....   1,700,000   1,700,000
    Wellesley College, Series G, Daily Demand Notes, 3.8%,
      7/1/2039* ...........................................   2,700,000   2,700,000

Total Short-Term Municipal Investments (Cost $6,400,000) ..               6,400,000



------------------------------------------------------------------------------------
Long-Term Municipal Investments 98.4%
------------------------------------------------------------------------------------

 Massachusetts
 Boston, MA, General Obligation, Series A, Prerefunded
    7/1/2002, 6.5%, 7/1/2012** ............................   2,320,000   2,494,139
 Boston, MA, Industrial Development Authority,
    Springhouse Project, Prerefunded 7/1/2005, 9.25%,
    7/1/2025** ............................................   2,000,000   2,467,840
 Boston, MA, Industrial Development Financing Authority,
    5.5%, 7/1/2008 ........................................   1,020,000     971,887
 Chicopee, MA, Electric System Revenue, ETM, 7.125%,
    1/1/2017*** ...........................................   1,210,000   1,394,707
 Frontier, MA, Regional School District General Obligation,
    Series 1998, 5.5%, 6/15/2014 (b) ......................   1,500,000   1,496,865
 Haverhill, MA, Unlimited Tax, General Obligation,
    Series A, Prerefunded 6/15/2002, 7%, 6/15/2012 (b)** ..     600,000     652,128
 Holyoke, MA, General Obligation, Series 1996A, 6%,
    6/15/2009 (b) .........................................   1,560,000   1,641,728
 Malden, MA, General Obligation:
    5.25%, 10/1/2012 (b) ..................................   2,370,000   2,356,752
    4.5%, 10/1/2017 (b) ...................................   5,135,000   4,349,345
 Marthas Vineyard, MA, Land Bank Series 1998, 5.5%,
    5/1/2011 (b) ..........................................   1,025,000   1,048,903
 Mashpee, MA, General Obligation:
    5.125%, 2/1/2011 (b) ..................................   1,025,000   1,020,142
    5.35%, 2/1/2012 (b) ...................................   1,525,000   1,533,296
 Massachusetts Bay Transportation Authority:
    Certificate of Participation, 7.75%, 1/15/2006 ........   1,000,000   1,111,380
    General Transportation System:
      Series A, 5.5%, 3/1/2009 ............................   1,000,000   1,033,360
      Series A, 5.5%, 3/1/2012 ............................   3,000,000   3,067,650


    The accompanying notes are an integral part of the financial statements.

                                                               Principal      Market
                                                               Amount ($)    Value ($)
------------------------------------------------------------------------------------

     Series C, 6.1%, 3/1/2013 ..............................    1,250,000    1,340,313
   Revenue, Series B, 6.2%, 3/1/2016 .......................    2,100,000    2,236,353
Massachusetts College Building Authority Project, Revenue
   Bond, 5.625%, 5/1/2016 (b) ..............................    2,690,000    2,682,683
Massachusetts Federal Highway Grant, Revenue Bond,
   5.25%, 6/15/2012 ........................................    2,000,000    1,987,020
Massachusetts General Obligation:
   Consolidated Loan, Series A, 7.5%, 6/1/2004 .............   12,400,000   13,574,528
   Hynes Convention Center, Zero Coupon, 9/1/2004 ..........    2,000,000    1,583,760
   Inverse Floating Rate Notes, Series 1996 A, 14.00%,
     6/28/2008**** .........................................    5,000,000    5,764,700
   Series A, Prerefunded 6/1/2002, 6.5%, 6/1/2008** ........      330,000      351,047
   Series B, 6.5%, 8/1/2008 ................................    5,400,000    5,946,642
   Series B, 5.25%, 5/1/2012 ...............................   10,000,000    9,944,900
   Series C, Zero Coupon, 12/1/2004 ........................    8,415,000    6,598,454
Massachusetts Health & Educational Facilities Authority:
   Anna Jaques Hospital, Series B, 6.875%, 10/1/2012 .......    2,000,000    2,054,720
   Berkshire Health System, Series D, 5.6%, 10/1/2008 (b) ..    1,760,000    1,828,939
   Boston College, Series 1993K, 5.25%, 6/1/2009 ...........    2,880,000    2,925,619
   Boston College Issue:
     Series L, 5.25%, 6/1/2012 .............................    1,480,000    1,467,731
     Series L, 5.25%, 6/1/2015 .............................      720,000      690,257
   Boston Medical Center, Series 1998A, 5.25%,
     7/1/2013 (b) ..........................................    4,575,000    4,456,645
   Cape Cod Health Care, Series 1998B, 5.25%, 11/15/2013 ...    1,365,000    1,256,824
   Community College Program, Series A, Prerefunded
     10/1/2002, 6.5%, 10/1/2009** ..........................    1,000,000    1,079,690
   Cooley Dickenson Hospital Inc.:
     Series B, 5.25%, 11/15/2010 (b) .......................    2,005,000    2,012,759
     Prerefunded 5/15/2003, 7.125%, 11/15/2018** ...........    1,990,000    2,179,667
   Deaconess Hospital, Series B, Prerefunded 4/1/2002,
     6.625%, 4/1/2012 (b)** ................................    2,000,000    2,145,180
   Hallmark Health System, Series 1997A, 5%, 7/1/2011 (b) ..    1,750,000    1,701,385
   Harvard Pilgrim Health, Series 1998A, 5.25%, 7/1/2011 (b)    3,600,000    3,587,220
   Lowell General Hospital, Series 1996B, 5.2%, 6/1/2010 (b)    1,180,000    1,180,448
   Massachusetts General Hospital, Series F, 6.25%,
     7/1/2012 (b) ..........................................    5,000,000    5,450,350
   Medical Academic & Scientific, Series B, 6.5%,
     1/1/2009 ..............................................    5,000,000    5,368,900
   Medical Center of Central Massachusetts, Series A, 7%,
     7/1/2012 (b) ..........................................    3,600,000    3,839,040
   Melrose-Wakefield, Series 1996C, Prerefunded 7/1/2006,
     6%, 7/1/2012** ........................................    1,000,000    1,085,370



    The accompanying notes are an integral part of the financial statements.

                                                             Principal    Market
                                                             Amount ($)  Value ($)
------------------------------------------------------------------------------------

   Milford-Whitinsville Regional, Series 1998C, 5.75%,
     7/15/2013 ..........................................    1,750,000    1,648,150
   Newton-Wellesley Hospital:
     Series E, 5.9%, 7/1/2011 (b) .......................    3,015,000    3,128,515
     Series 1997G, 6%, 7/1/2012 (b) .....................    1,000,000    1,045,700
   North Adams, Series C, 6.625%, 7/1/2018 ..............    1,560,000    1,584,086
   Northeastern University:
     Series E, 6.4%, 10/1/2007 (b) ......................    1,000,000    1,070,600
     Series 1998G, 5.5%, 10/1/2011 (b) ..................    1,525,000    1,572,336
     Series 1998G, 5.5%, 10/1/2012 (b) ..................    1,110,000    1,135,907
     Series E, 6.5%, 10/1/2012 (b) ......................      450,000      480,920
   Partners Healthcare System, Series 1997A, 5.25%,
     7/1/2013 (b) .......................................    2,000,000    1,948,260
   South Shore Hospital, 6.5%, 7/1/2010 (b) .............    2,500,000    2,656,025
   Southcoast Health System, Series 1998A, 5.5%,
     7/1/2010 (b) .......................................    1,570,000    1,608,292
   St. Luke's Hospital New Bedford, Series C, Inverse
     Floating Notes, 7.37%, 8/15/2010 (b)**** ...........    3,400,000    3,540,250
   Suffolk University, Series 1996C, 5.65%, 7/1/2011 (b)     1,045,000    1,070,258
Massachusetts Housing Finance Agency:
   Housing Project Revenue, Series A, 6.375%, 4/1/2021 ..    3,905,000    4,048,509
   Housing Project Refunding Revenue:
     Series A, 6.3%, 10/1/2013 ..........................    7,000,000    7,266,140
     Series B, 6.05%, 12/1/2009 (b) .....................    3,000,000    3,030,450
   Residential Development, Series C, 6.875%,
     11/15/2011 .........................................   15,250,000   16,208,158
   Single-Family Mortgage Revenue, Series 44, 5.9%,
     12/1/2013 ..........................................    2,135,000    2,163,673
Massachusetts Industrial Finance Agency:
   Assisted Living Facilities Revenue TNG Marina Bay LLC
     Project, Series 1997, 7.5%, 12/1/2027 ..............    1,000,000    1,037,380
   Babson College, Series A, 5.375%, 10/1/2017 ..........    1,700,000    1,601,825
   College of the Holy Cross:
     Issue II, Prerefunded 11/1/2002, 6.375%, 11/1/2009**    1,000,000    1,076,650
     Series 1996, 5.5%, 3/1/2016 (b) ....................    5,000,000    4,920,150
   Dana Hall School Issue, Series 1997A, 5.7%, 7/1/2013 .    1,000,000      998,390
   Deerfield Academy Series 1997, 5.125%, 10/1/2017 .....    1,520,000    1,395,162
   Dexter School Project Series 1997, 5.4%, 5/1/2013 (b)     1,000,000      994,240
   Edgewood Retirement Community, Series A, 9%,
     11/15/2025 .........................................    1,650,000    1,912,515
   East Boston Neighborhood, Series 1996, 7.625%,
     7/1/2026 ...........................................    2,750,000    2,609,750



    The accompanying notes are an integral part of the financial statements.

                                                            Principal     Market
                                                            Amount ($)   Value ($)
------------------------------------------------------------------------------------

   First Mortgage, Evanswood Bethzatha, Series A, 7.875%,
     1/15/2020 ...........................................   1,000,000   1,002,830
   Holy Cross, Series 1996, 5.25%, 3/1/2009 (b) ..........   1,190,000   1,206,922
   Massachusetts Biomedical Research Corp.:
     Series A, Zero Coupon, 8/1/2001 .....................   3,650,000   3,366,505
     Series A, Zero Coupon, 8/1/2000 .....................   2,860,000   2,765,019
     Series A, Zero Coupon, 8/1/2002 .....................   3,650,000   3,207,401
   Merrimack College:
     Series 1997, 5%, 7/1/2011 (b) .......................   1,490,000   1,460,066
     Series 1997, 5%, 7/1/2012 (b) .......................   1,560,000   1,512,670
   Nantucket, Series 1996A, 5.75%, 7/1/2008 (b) ..........   1,400,000   1,455,468
   Nantucket Electric Co.:
     Series 1996A, AMT, 5.75%, 7/1/2009 ..................   1,400,000   1,444,520
     Series 1996A, AMT, 5.875%, 7/1/2017 (b) .............   2,000,000   2,001,820
   Pollution Control Revenue:
     Boston Edison Company, Series A, 5.75%, 2/1/2014 ....   2,000,000   1,954,060
     Eastern Edison Company Project, 5.875%, 8/1/2008 ....   4,750,000   4,704,495
   Provider Lease Program, Series A-1, 8.4%, 7/15/2008 ...   1,035,000   1,050,804
   Resource Recovery, North Andover Solid Waste, Series A,
     6.3%, 7/1/2005 ......................................   6,500,000   6,808,880
   Solid Waste Disposal, Peabody Monofil Project, 9%,
     9/1/2005 (c) ........................................   2,905,000   3,061,434
   Sturdy Memorial Hospital, 7.9%, 6/1/2009 (b) ..........   1,545,000   1,580,504
   Worcester Polytechnical Institute, Series 1997, 5%,
     3/1/2011 (b) ........................................   1,645,000   1,629,932
   Worcester Polytechnical University:
     Series 1997 II, 5.125%, 9/1/2011 (b) ................   1,300,000   1,291,355
     Series 1997 II, 5.125%, 9/1/2016 ....................   2,600,000   2,436,512
Massachusetts Industrial Finance Authority, The Tabor
   Academy, 5.4%, 12/1/2018 ..............................   1,000,000     921,420
Massachusetts Municipal Wholesale Electric Company,
   Power Supply System Revenue:
   Series A, 6.75%, 7/1/2006 .............................   2,855,000   3,039,918
   Series B, 6.75%, 7/1/2008 .............................   9,000,000   9,582,930
   Series C, 6.625%, 7/1/2010 ............................   1,000,000   1,061,590
   Series C, 6.625%, 7/1/2010 (b) ........................   3,500,000   3,748,395
Massachusetts Port Authority Revenue:
   Series 1998A, 5.75%, 7/1/2010 .........................   2,000,000   2,111,500
   Series 1998A, 5.75%, 7/1/2012 .........................   2,350,000   2,458,006
   Series 1998A, 5.5%, 7/1/2015 ..........................   2,670,000   2,639,295
   Series 1998A, 5.5%, 7/1/2016 ..........................   1,650,000   1,619,756

    The accompanying notes are an integral part of the financial statements.

                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

   Series B, AMT, 5.5%, 7/1/2011 (b) ...................   8,390,000   8,491,100
   Series B, AMT, 5.5%, 7/1/2012 (b) ...................   1,610,000   1,616,343
   Tax Exempt Receipts, ETM, Zero Coupon, 7/1/2013*** ..   1,000,000   1,137,160
   USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016 (b)   1,000,000     992,470
Massachusetts Special Obligation, Series 1996 A, 5.5%,
   6/1/2011 (b) ........................................   5,000,000   5,103,200
Massachusetts State, Grant Anticipation Notes, Series B,
   5.125%, 12/15/2014 ..................................   2,000,000   1,909,540
Massachusetts State Grant Anticipation Revenue Note,
   Series A, 5.25%, 12/15/2012 .........................   7,550,000   7,528,030
Massachusetts State Development Financial Agency,
   Revenue, Health Care Facilities, Series A, 7.1%,
   7/1/2032 ............................................   4,000,000   3,959,240
Massachusetts State Health and Educational Facilities
   Authority:
   Brandeis University, Series I, 5.25%, 10/1/2013 (b) .   2,000,000   1,970,780
   Caritas Christi Obligation, Group A, 5.625%, 7/1/2020   1,000,000     896,780
   Stonehill College, Series E:
     6.55%, 7/1/2012 (b) ...............................   2,755,000   2,940,797
     Prerefunded 7/1/2002, 6.55%, 7/1/2012 (b)** .......   2,245,000   2,416,383
Massachusetts State Industrial Finance Agency:
   Belmont Hill School, Series 1998, 5.15%, 9/1/2013 ...   1,000,000     943,920
   Belmont, Series 1998, 5.625%, 9/1/2020 ..............   1,265,000   1,221,965
   Concord Academy Series 1997, 5.45%, 9/1/2017 ........   1,205,000   1,112,878
Massachusetts State, Revenue, Federal Highway, Series A,
   Zero Coupon, 12/15/2014 .............................   9,000,000   3,817,170
Massachusetts State Turnpike Authority, Metropolitan
   Highway System, Revenue Bond, Series A, 5.125%,
   1/1/2011 (b) ........................................   2,870,000   2,851,603
Massachusetts State Water Pollution Abatement Authority:
   MWRA Loan Program, Series A, 5.25%, 8/1/2013 ........   3,500,000   3,449,040
   Pooled Loan Program:
     Series 4, 5.125%, 8/1/2013 ........................   2,000,000   1,956,440
     Series 5, 5.5%, 8/1/2012 ..........................   2,325,000   2,374,313
     Series 5, 5.5%, 8/1/2014 ..........................   3,500,000   3,519,600
Massachusetts Turnpike Authority, Metropolitan Highway
   System, Series 1997A, 5%, 1/1/2010 ..................   2,000,000   1,959,040
Massachusetts Water Pollution Abatement Trust:
   Series 1998 A, 5.25%, 2/1/2013 ......................   1,000,000     992,360
   Pooled Loan Program:
     Series 2, 5.625%, 2/1/2010 ........................   2,820,000   2,918,164
     Series 2, 5.7%, 2/1/2015 ..........................   1,150,000   1,164,053



    The accompanying notes are an integral part of the financial statements.

                                                                Principal      Market
                                                                Amount ($)    Value ($)
---------------------------------------------------------------------------------------

 Massachusetts Water Resource Authority:
    General Revenue, Series C, 5.25%, 12/1/2015 ............     4,030,000    3,889,232
    General Series 1998A, 5.5%, 8/1/2013 (b) ...............     1,445,000    1,468,712
    Series A, 6.5%, 7/15/2009 ..............................    15,000,000   16,516,350
    Series A, 6.5%, 7/15/2019 ..............................     3,000,000    3,298,050
    Series B, 6%, 11/1/2008 ................................     5,785,000    6,054,870
 Nantucket, MA, General Obligation, 6.8%, 12/1/2011 ........     1,000,000    1,071,620
 New England Educational Loan Marketing Corporation,
    Massachusetts Student Loan Revenue, Series 1993A,
    AMT, 5.7%, 7/1/2005 ....................................     6,250,000    6,435,000
 North Attleboro, MA, General Obligation, Series 1997,
    5%, 3/1/2011 (b) .......................................     1,120,000    1,098,014
 Norton, MA, General Obligation, Series 1998, 5%,
    10/1/2012 (b) ..........................................     2,570,000    2,491,178
 Rail Connections, Inc., Route 128 Parking Garage:
    7/1/2016 ...............................................     1,025,000      342,022
    Series A, 5.4%, 7/1/2010 ...............................     1,000,000      971,730
    Series A, 6%, 7/1/2012 .................................       250,000      251,965
    Series A, 6%, 7/1/2014 .................................       250,000      249,850
    Series B, Zero Coupon, 7/1/2015 ........................       750,000      269,250
 Somerville, MA, General Obligation:
    Series 1997, 5.25%, 2/15/2012 (b) ......................     1,180,000    1,176,743
 Springfield, MA, General Obligation:
    5%, 9/1/2009 ...........................................     1,000,000      994,550
    Series 1966, 5.3%, 8/1/2011 (b) ........................     1,250,000    1,254,275
 Taunton, MA, General Obligation, 5.125%, 5/1/2012 (b) .....     1,000,000      985,830
 University of Massachusetts, Building Authority Revenue:
    Series B, 6.625%, 5/1/2009 .............................     2,415,000    2,701,105
    Series B, 6.625%, 5/1/2010 .............................     2,575,000    2,898,652
    Series B, 6.75%, 5/1/2011 ..............................     2,745,000    3,121,916
    Series B, 6.875%, 5/1/2014 .............................     1,300,000    1,472,705
 Worcester, MA, General Obligation:
    Prerefunded 5/15/2002, 6.9%, 5/15/2005 (b)** ...........     1,850,000    2,002,607
    Prerefunded 5/15/2002, 6.9%, 5/15/2006 (b)** ...........     1,500,000    1,623,735
    Series 1998B, 5.25%, 11/1/2011 (b) .....................     1,805,000    1,810,938
    Series 1998B, 5.25%, 11/1/2012 .........................     1,830,000    1,821,344

 Puerto Rico
 Puerto Rico Highway and Transportation Authority, Highway
    Revenue, Series 1996 Y, 6.25%, 7/1/2014 ................     2,000,000    2,160,560

---------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $392,358,634)                   401,512,736
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $398,758,634) (a)                407,912,736
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $398,758,634. At September 30, 1999, net unrealized appreciation for all securities based on tax cost was $9,154,102. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $14,265,935 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,111,833.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The aggregate fair value of restricted securities at September 30, 1999, amounted to $3,061,434 which represents 0.75% of net assets. Information concerning such restricted securities at September 30, 1999 is as follows:

                                               Principal   Acquisition
    Security                                      ($)          Date       Cost ($)
    ----------------------------------------- ------------ ------------  -----------
    Massachusetts Industrial Finance Agency
       Solid Waste Disposal, Peabody
       Monofil Project, Series 1994, 9%,
       9/1/2005 ............................   2,905,000   12/30/1994     2,905,000

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

**** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1999

     AMT: Subject to alternative minimum tax

Financial Statements
-------------------------------------------------------------------------------

Statement of Assets and Liabilities as of September 30, 1999 (Unaudited)
Assets
----------------------------------------------------------------------------------------
Investments, at market (identified cost $398,758,634) ..................   $ 407,912,736
Cash ...................................................................         438,058
Receivable for investments sold ........................................      16,207,695
Interest receivable ....................................................       6,596,046
Receivable for Fund shares sold ........................................         134,271
Other assets ...........................................................           3,252
                                                                           -------------
Total assets ...........................................................     431,292,058

Liabilities
----------------------------------------------------------------------------------------
Payable for investments purchased ......................................      22,136,794
Dividends payable ......................................................         536,872
Payable for Fund shares redeemed .......................................         326,468
Accrued management fee .................................................         209,546
Other payables and accrued expenses ....................................          50,487
                                                                           -------------
Total liabilities ......................................................      23,260,167
----------------------------------------------------------------------------------------
Net assets, at market value                                                $ 408,031,891
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..............       9,154,102
Accumulated net realized gain (loss) ...................................      (2,758,979)
Paid-in capital ........................................................     401,636,768
----------------------------------------------------------------------------------------
Net assets, at market value                                                $ 408,031,891
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------

NetAsset Value, offering and redemption price per share ($408,031,891 /
   29,770,818 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................          $13.71
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Investment Income (Loss)
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 11,525,310
                                                                  ------------

Expenses:
Management fee ................................................      1,243,255
Services to shareholders ......................................        136,909
Custodian and accounting fees .................................         50,733
Trustees' fees and expenses ...................................         14,823
Reports to shareholders .......................................         11,565
Auditing ......................................................         16,867
Legal .........................................................          6,283
Registration fees .............................................         17,186
Other .........................................................          4,648
                                                                  ------------
                                                                     1,502,269

--------------------------------------------------------------------------------
Net investment income (loss)                                        10,023,041
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     (1,253,505)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (17,711,863)
Net gain (loss) on investment transactions ....................    (18,965,368)

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (8,942,327)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Six Months Ended   Year Ended
                                                      September 30,     March 31,
Increase (Decrease) in Net Assets                    1999 (Unaudited)      1999
------------------------------------------------------------------------------------
Operations:
Net investment income ...........................   $  10,023,041    $  18,874,635
Net realized gain (loss) from investment
   transactions .................................      (1,253,505)       1,904,413
Net unrealized appreciation (depreciation) on
   investment transactions during the period ....     (17,711,863)        (550,979)
                                                    -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ..............................      (8,942,327)      20,228,069
Distributions to shareholders from net investment
   income .......................................     (10,023,041)     (18,874,635)
                                                    -------------    -------------
Net realized gains ..............................              --       (1,324,804)
                                                    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......................      63,446,565      103,177,594
Net asset value of shares issued to shareholders
   in reinvestment of distributions .............       5,464,151       12,867,811
Cost of shares redeemed .........................     (62,183,315)     (69,710,003)
                                                    -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions ...........................       6,727,401       46,335,402
                                                    -------------    -------------
Increase (decrease) in net assets ...............     (12,237,967)      46,364,032
Net assets at beginning of period ...............     420,269,858      373,905,826
                                                    -------------    -------------
Net assets at end of period .....................   $ 408,031,891    $ 420,269,858
                                                    -------------    -------------
Other Information
----------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .......      29,290,636       26,075,571
                                                    -------------    -------------
Shares sold .....................................       4,527,045        7,153,879
Shares issued to shareholders in reinvestment of
   distributions ................................         390,051          890,970
Shares redeemed .................................      (4,436,914)      (4,829,784)
                                                    -------------    -------------
Net increase (decrease) in Fund shares ..........         480,182        3,215,065
                                                    -------------    -------------
Shares outstanding at end of period .............      29,770,818       29,290,636
                                                    -------------    -------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years ended March 31,           1999(a)   1999     1998     1997     1996    1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $14.35  $14.34   $13.72   $13.70   $13.33  $13.16
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
  Net investment income            .34     .69      .70      .70      .72     .74
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments     (.64)     .06      .62      .02      .37     .18
                                ----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                     (.30)     .75     1.32      .72     1.09     .92
------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------
  From net investment income     (.34)   (.69)    (.70)    (.70)    (.72)   (.74)
------------------------------------------------------------------------------------
  From net realized gains on
  investment transactions           --   (.05)       --       --       --   (.01)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions            (.34)   (.74)    (.70)    (.70)    (.72)   (.75)
------------------------------------------------------------------------------------
Net asset value, end of period  $13.71  $14.35   $14.34   $13.72   $13.70  $13.33
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                (2.12)**  5.29     9.82     5.39   8.28(b) 7.37(b)
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       408     420      374      330      314     296
------------------------------------------------------------------------------------
Ratio of operating expenses to
average daily net assets (%)      .71*     .73      .76      .76      .75     .47
------------------------------------------------------------------------------------
Ratio of operating expenses,
before expense reductions, to
average daily net assets (%)      .71*     .73      .76      .76      .76     .77
------------------------------------------------------------------------------------
Ratio of net investment income
to average daily net assets (%)  4.75*    4.76     4.97     5.12     5.23    5.73
------------------------------------------------------------------------------------
Portfolio turnover rate (%)      26.5*    10.7      8.4     11.5     20.9    10.2
------------------------------------------------------------------------------------

(a)  For the six months ended September 30, 1999 (Unaudited).
(b)  Total returns would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Fund Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $71,310,746 and $53,390,603, respectively.
C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold, or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60%, computed and accrued daily and payable monthly. For the six months ended September 30, 1999, the fees pursuant to these agreements amounted to $1,243,255, of which $209,546 was unpaid at September 30, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1999, the amount charged to the Fund by SSC aggregated $92,439, of which $15,200 was unpaid at September 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1999, the amount charged to the Fund by SFAC aggregated $34,918, of which $5,754 was unpaid at September 30, 1999.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1999, Trustees' fees and expenses charged to the Fund aggregated $14,823.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees

 Lynn S. Birdsong*                            Eleanor R. Brennan*
   o  President and Trustee                     o  Vice President

 Henry P. Becton, Jr.                         Philip G. Condon*
   o  Trustee; President and General            o  Vice President
      Manager, WGBH Educational
      Foundation                              Ashton P. Goodfield*
                                                o  Vice President
 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll            Ann M. McCreary*
      Associates; Executive Fellow,             o  Vice President
      Bentley College
                                              Frank J. Rachwalski, Jr.*
 Peter B. Freeman                               o  Vice President
   o  Trustee; Corporate Director and
      Trustee                                 Rebecca L. Wilson*
                                                o  Vice President
 George M. Lovejoy, Jr.
   o  Trustee; President and Director,        John Millette*
      Fifty Associates                          o  Vice President and Secretary

 Wesley W. Marple, Jr.                        John R. Hebble*
   o  Trustee; Professor of Business            o  Treasurer
      Administration, Northeastern
      University, College of Business         Caroline Pearson*
      Administration                            o  Assistant Secretary

 Kathryn L. Quirk*
   o  Trustee, Vice President and             *Scudder Kemper Investments, Inc.
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,  Internet
      Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

SCUDDER
INVESTMENTS(SM)

[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.